Sundry provisions	9 Months Ended
Sep. 30, 2021
Sundry provisions

21 Sundry provisions

	Note	Sep/2021	Dec/2020
Provision for environmental damages	(a)	1,037,057	602,490
Provision for customers rebates	(b)	86,859	123,465
Other		182,028	148,253
Total		1,305,944	874,208

Current liabilities		457,109	362,407
Non-current liabilities		848,835	511,801
Total		1,305,944	874,208

(a) Provision for recovery of environmental damages

The Company operates in several countries and is subject to different environmental laws and regulations inherent to the operations and activities areas. Remediation expenses are incurred during several years due to their complexity and extension. New information related to industrial plants, new technologies or future developments, such as involvement in investigations by regulatory agencies, may require that we reevaluate our potential exposure related to environmental matters. The Company has identified areas where remediation actions will be necessary. Due to the high complexity in identifying potential environmental impacts, alternative solutions and recovery costs estimations, these estimates can only be made with reasonable assurance after the completion of all phases of the process to identify and investigate environmental liabilities, which are in accordance with the phases and protocols established by environmental agencies. The Company monitors the areas under study to capture any new facts and changes in circumstances that may change the prognosis of action plans and consequently affect the estimation of environmental provision.

The increase in the provision is mainly due to the implementation of new techniques to remediate the environmental damage.

(b) Rebates

Some sales agreements of the Company provide for a rebate, in products, should certain sales volumes be achieved within the year, six-month period or three-month period, depending on the agreement. The bonus is recognized monthly in a provision, assuming that the minimum contractual amount will be achieved.